UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
December 9, 2008

New Jersey	Commission File Number	21-0419870
State of Incorporation	1-3822	I.R.S. Employer
Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 2.02 — Results of Operations and Financial Condition
On December 9, 2008, Campbell Soup Company made a presentation to securities analysts regarding the financial results for the quarter ended November 2, 2008 and discussed the outlook for its second quarter ending February 1, 2009 and its 2009 fiscal year. A copy of the slides accompanying the presentation is attached as Exhibit 99.1.
The information in this Item 2.02 and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 7.01 — Regulation FD Disclosure
See the information presented under Item 2.02 above.
The information in this Item 7.01 and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits

99.1	Slides accompanying the presentation made to securities analysts on December 9, 2008 regarding the financial results for the quarter ended November 2, 2008 and discussing the outlook for its second quarter ending February 1, 2009 and its 2009 fiscal year.

99.2	Reconciliation of GAAP and Non-GAAP Financial Measures.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2008	CAMPBELL SOUP COMPANY (Registrant)
	By:	/s/ B. Craig Owens
B. Craig Owens
Senior Vice President – Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slides accompanying the presentation made to securities analysts on December 9, 2008 regarding the financial results for the quarter ended November 2, 2008 and discussing the outlook for its second quarter ending February 1, 2009 and its 2009 fiscal year.

99.2	Reconciliation of GAAP and Non-GAAP Financial Measures.